Common Stock	6 Months Ended
Jun. 30, 2014
Notes
Common Stock

NOTE 9 – COMMON STOCK

During period ended June 30, 2014, the Company issued 40,000 shares of common stock to the Chairman of the Audit Committee for services for a value of $34,000. The Chairman of the Audit Committee received 30,000, 40,000 and 40,000 restricted shares of Common Stock on December 28, 2010, December 22, 2011 and February 20, 2013, in consideration of consulting and accounting services as chairman of the Company’s Audit Committee.  The 40,000 issued during the period was valued at the stock price of $0.85.  During the same period, the Company recorded a stock payable of $17,00 for services and will be issued to him after full  year of service. He will be reimbursed for reasonable expenses incurred, however will not receive any other cash compensation.

During the year ended December 31, 2012, the Company issued 7,500 shares of common stock to a consultant of the Company in exchange for services valuing $16,000. The shares were valued based on the last sale price of $0.85 per share. The difference of $9,625 was recognized as a gain.

During the year ended December 31, 2011, the Company issued 640,000 shares of common stock to officers and consultants in exchange for services provided. The shares were valued based on the price of $0.85 per share and the Company recognized $151,000 in salaries and wages, $289,000 in consulting expense, and extinguished $104,000 in accrued officer salary.

On September 16, 2010 the Company issued 400,000 shares of common stock to officers and consultants of the Company in exchange for services provided. The shares were valued based on the price of $0.85 per share and the Company recognized $340,000 in consulting expense.

On December 28, 2010 the Company issued 450,000 shares of common stock to officers and consultants of the Company in exchange for services provided. The shares were valued based on the price of $0.85 per share and the Company recognized $382,500 in consulting expense.